UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 10, 2014 (July 10, 2014)

BROOKDALE SENIOR LIVING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32641	20-3068069
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Westwood Place, Suite 400, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (615) 221-2250

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Brookdale Senior Living Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on July 10, 2014 in Brentwood, Tennessee, in connection with the Agreement and Plan of Merger, dated as of February 20, 2014 (the “Merger Agreement”), by and among the Company, Broadway Merger Sub Corporation and Emeritus Corporation (“Emeritus”).

Proxies to the Special Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders. For more information on the proposals, see the joint proxy statement/prospectus included in the Registration Statement on Form S-4, file No. 333-196201, filed by the Company with the Securities and Exchange Commission (the “SEC”) and declared effective by the SEC on June 5, 2014.

(a) Proposal 1 – Approval of an amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of Company common stock, par value $0.01 per share (“Common Stock”), from 200 million to 400 million (the “Charter Amendment” proposal).

Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of the Charter Amendment proposal	109,601,609	87,283	995,151	—

The Charter Amendment proposal was approved.

(b) Proposal 2 – Approval of the issuance of Common Stock pursuant to the Merger Agreement (the “Share Issuance” proposal).

Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of the Share Issuance proposal	109,636,328	50,425	997,290	—

The Share Issuance proposal was approved.

(c) Proposal 3 – Approval of any motion to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Brookdale Adjournment” proposal).

Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
Approval of the Brookdale Adjournment proposal	106,862,346	2,813,031	1,008,666	—

Sufficient votes were received to approve the Brookdale Adjournment Proposal, however the Brookdale Adjournment Proposal was not necessary following the approval of the Charter Amendment Proposal and the Share Issuance Proposal and was therefore not implemented.

Item 8.01 Other Events.

On July 10, 2014, the Company issued a press release announcing the results of the proposals considered at the Company’s special meeting. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

Forward Looking Statements

Certain items in this Form 8-K (including statements with respect to the proposed merger) may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Those forward-looking statements are subject to various risks and uncertainties. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “would,” “project,” “predict,” “continue,” “plan” or other similar words or expressions. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and actual results could differ materially from those projected. Factors which could have a material adverse effect on our operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, the risk associated with the current global economic situation and its impact upon capital markets and liquidity; changes in governmental reimbursement programs; our inability to extend (or refinance) debt (including our credit and letter of credit facilities) as it matures; the risk that we may not be able to satisfy the conditions precedent to exercising the extension options associated with certain of our debt agreements; events which adversely affect the ability of seniors to afford our monthly resident fees or entrance fees; the conditions of housing markets in certain geographic areas; our ability to generate sufficient cash flow to cover required interest and long-term operating lease payments; the effect of our indebtedness and long-term operating leases on our liquidity; the risk of loss of property pursuant to our mortgage debt and long-term lease obligations; the possibilities that changes in the capital markets, including changes in interest rates and/or credit spreads, or other factors could make financing more expensive or unavailable to us; our determination from time to time to purchase any shares under the repurchase program; our ability to fund any repurchases; our ability to effectively manage our growth; our ability to maintain consistent quality control; delays in obtaining regulatory approvals; the risk that we may not be able to expand, redevelop and reposition our communities in accordance with our plans; our ability to complete acquisitions and integrate them into our operations; competition for the acquisition of assets; our ability to obtain additional capital on terms acceptable to us; a decrease in the overall demand for senior housing; our vulnerability to economic downturns; acts of nature in certain geographic areas; terminations of our resident agreements and vacancies in the living spaces we lease; early terminations or non-renewal of management agreements; increased competition for skilled personnel; increased union activity; departure of our key officers; increases in market interest rates; environmental contamination at any of our facilities; failure to comply with existing environmental laws; an adverse determination or resolution of complaints filed against us; the cost and difficulty of complying with increasing and evolving regulation; risks relating to the proposed merger, including in respect of the satisfaction of closing conditions to the proposed merger; unanticipated difficulties and/or expenditures relating to the proposed merger; the risk that regulatory approvals required for the proposed merger are not obtained or are obtained subject to conditions that are not anticipated; uncertainties as to the timing of the proposed merger; litigation relating to the proposed merger; the impact of the transaction on relationships with residents, employees and third parties; and the inability to obtain, or delays in obtaining cost savings and synergies from the proposed merger; as well as other risks detailed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We expressly disclaim any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 10, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2014	BROOKDALE SENIOR LIVING INC.

	By:	/s/ Chad C. White
Name: Chad C. White
Title: Vice President, Co-General Counsel and Secretary

BROOKDALE SENIOR LIVING INC.

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated July 10, 2014